UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

EVERGREEN INTERNATIONAL CORP.
(Name of Registrant As Specified In Its Charter)

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EVERGREEN INTERNATIONAL CORP.

6F Fazhan Building

No. 658, Chaoyang Street, Jingxiu District

Baoding City, Hebei, China

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF

A MAJORITY OF THE OUTSTANDING VOTING STOCK OF EVERGREEN INTERNATIONAL CORP.

This notice and accompanying Information Statement are furnished to the holders of shares of the common stock, par value $0.001 per share (“Common Stock”), of Evergreen International Corp., a Delaware corporation (“we,” “us,” “our” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below.

On October 22, 2020, the Board and the Majority Stockholder took action by written consent to approve an amendment (the “Amendment”, a form of which is attached hereto as Exhibit A) to the Company’s Articles of Incorporation to change its corporate name to “Liaoning Shuiyun Qinghe Rice Industry Co., Ltd.” (the “Name Change”) and to change the ticker symbol of the Common Stock to “SYQH” (the “Symbol Change”).

Stockholders of record at the close of business on October 22, 2020 are entitled to notice of this stockholder action by written consent. Because this action has been approved by the holder of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Name Change and the Symbol Change will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. We anticipate that the Name Change and the Symbol Change will become effective on or about December 15, 2020.

Attached hereto for your review is an Information Statement relating to the Name Change and the Symbol Change. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors,

November 24, 2020	/s/ Jianguo Wei
Jianguo Wei
President, CEO, CFO and Director

EVERGREEN INTERNATIONAL CORP.

6F Fazhan Building

No. 658, Chaoyang Street, Jingxiu District

Baoding City, Hebei, China

INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU

ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be sent or given on or about November 25, 2020, to the stockholders of record, as of October 22, 2020 (the “Record Date”), of EVERGREEN INTERNATIONAL CORP., a Delaware corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”). This Information Statement is being circulated to advise stockholders of certain actions already approved and taken without a meeting by written consent of a stockholder who holds a majority of the voting power of our voting stock.

On October 22, 2020, the Board of Directors of the Company (the “Board’) and majority stockholder (the “Consenting Stockholder”) holding an aggregate of 7,258,850 shares of the common stock, par value $0.001 per share (“Common Stock”), of the Company issued and outstanding as of October 22, 2020, have approved and consented in writing to the following actions:

●	The approval of an amendment (the “Amendment”, a form of which is attached hereto as Exhibit A) to the Company’s Articles of Incorporation to change its corporate name to “Liaoning Shuiyun Qinghe Rice Industry Co., Ltd” (the “Name Change”) and to change the ticker symbol of the Common Stock to “SYQH” (the “Symbol Change”).

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding Common Stock and are sufficient under the Delaware Revised Statutes (“NRS”) and our Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Name Change and the Symbol Change will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and approval of the Financial Industry Regulatory Authority (FINRA) as discussed below.

Our Common Stock is currently listed on the OTC Markets, and pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, the Name Change and the Symbol Change will require FINRA’s approval in order for it to be recognized for trading purposes. Furthermore, the Name Change and the Symbol Change will result in a change in the CUSIP number of our Common Stock. We will provide definitive information on our FINRA approval and new CUSIP number in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days upon the effectiveness of such Name Change and the Symbol Change.

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDER

On October 22, 2020, the Board unanimously approved the Name Change and the Symbol Change. Subsequent to the Board’s approval of the Name Change and the Symbol Change, the Consenting Stockholder approved the Name Change and the Symbol Change. The Consenting Stockholder and its approximate ownership percentage of our voting stock as of October 22, 2020, which total in the aggregate a majority of the voting rights under our Bylaws, was as follows:

Name of Beneficial Holder	Shares Beneficially Held	Percent of Total Shares Outstanding(1)
Tan Ying Lok	7,258,850	98.8%
Total	7,258,850	98.8%

(1)	Calculated based on the 7,350,540 shares of Common Stock issued and outstanding as of October 22, 2020.

PROPOSALS BY SECURITY HOLDERS

The Board knows of no other matters or proposals other than the actions described in this Information Statement which have been approved or considered by the holder of a majority of the shares of the Company’s Common Stock.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 10,000,000 shares of Common Stock with a par value of $0.001 per share and 1,000,000 shares of preferred stock with a par value of $0.001 per share. As of the Record Date, there were 7,350,540 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share. As of the Record Date, there no preferred stock issued and outstanding.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by DGCL provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the action described in this Information Statement.

CORPORATE ACTION – CHANGE OF CORPORATE NAME AND TICKER SYMBOL

General

On October 22, 2020, the Board and the Consenting Stockholder approved the Name Change, which changes the Company’s name to “Liaoning Shuiyun Qinghe Rice Industry Co., Ltd”, and the Symbol Change, which changes the ticker symbol of the Common Stock to “SYQH”.

Purpose of the Name Change and the Symbol Change

The purpose of the Name Change and Symbol Change is part of our rebranding and marketing efforts focused on the products and services that we will be providing.

Potential Effects of Proposed Name Change and the Symbol Change

The Name Change and Symbol Change will affect all holders of our Common Stock uniformly. The Name Change and Symbol Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our Company.

The Name Change and Symbol Change will not change the terms of our Common Stock. After the Name Change and Symbol Change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable. In addition, we plan to the change CUSIP number of our Common Stock as a result of the Name Change and Symbol Change. Stockholders will not be requested to surrender for exchange any stock certificates they hold. On and after the effective date of the Name Change and Symbol Change, the stock certificates representing the pre-Amendment shares will continue to be valid. Following the effective date of the Amendment, newly issued stock certificates will bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Vote Required

Pursuant to DGCL, the approval of the corporate name change required a majority of the Company’s outstanding voting stock. As discussed above, the holder of a majority of the Company’s Common Stock has consented to Name Change.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	Any director or officer of our Company,

●	Any proposed nominee for election as a director of our Company, and

●	Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” No director has advised us that he intends to oppose, the Name Change and the Symbol Change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our voting stock as of October 22, 2020 by the following persons:

●	Each person known by the Company to beneficially own more than 5% of the Company’s outstanding Common Stock;

●	Each of the named executive officers (as defined in Item 402 of Regulation S-K);

●	Each of our directors, and

●	All of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from October 22, 2020, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from October 22, 2020.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Tan Ying Lok No 512 Jalan Meranti Pandamaran Pelabuhan Selangor, Malaysia 42000	7,258,850	98.8%

(1)	Calculated on the basis of 7,258,850 issued and outstanding shares of Common Stock as of October 22, 2020. Each share of Common Stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders.

Jianguo Wei, the Company’s CEO, CFO and Director, has the option to purchase the 7,258,850 shares of Common Stock owned by Tan Ying Lok for an aggregate consideration of $2,000, at any time on or prior to June 22 2023, pursuant to that certain call option agreement entered into between the parties, dated June 22, 2018.

Changes in Control

We are unaware of any contract of other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the EDGAR system. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to EVERGREEN INTERNATIONAL CORP., 6F Fazhan Building, No. 658, Chaoyang Street, Jingxiu District, Baoding City, Hebei, China, Attn: Jianguo Wei, Chief Executive Officer, or by telephoning the Company at ++86-23-89066682.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to EVERGREEN INTERNATIONAL CORP., 6F Fazhan Building, No. 658, Chaoyang Street, Jingxiu District, Baoding City, Hebei, China, Attn: Jianguo Wei, Chief Executive Officer, or by telephoning the Company at ++86-23-89066682.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

EVERGREEN INTERNATIONAL CORP.

November 24, 2020	/s/ Jianguo Wei
Jianguo Wei
Chief Executive Officer

Exhibit A

State of Delaware

Certificate of Amendment

Of Certificate of Incorporation

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Evergreen International Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “1” so that, as amended, said Article shall be and read as follows: FIRST: The name of the Corporation is Liaoning Shuiyun Qinghe Rice Industry Co., Ltd.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That said amendment shall be effective on December 15, 2020.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 22nd day of October, 2020.

By: Jianguo, Wei, Authorized Officer

Title: President

Name: Jianguo Wei

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